SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

NUMEREX CORP.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania  0-22920  11-2948749
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)        Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.
  On April 27, 2006, Numerex Corp. (the “Company”) issued a press release announcing its financial results for the first quarter of 2006 ending March 31, 2006. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

  In the press release, the Company uses a non-GAAP financial measure “non-GAAP net income” and includes a reconciliation of this measure to GAAP. The Company believes that this presentation of non-GAAP net income provides useful information relating to it’s financial condition and results of operations, which provides management and investors with a more complete understanding of Numerex’s past performance and certain additional finance or business trends. The Company believes that the line on the Company’s consolidated statement of operations entitled, Net profit/(loss), is the most directly comparable GAAP measure to non-GAAP net income.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

99.1      Press Release of Numerex Corp. dated April 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NUMEREX CORP.

/s/ Alan Catherall
Alan Catherall
Chief Financial Officer

Date: April 27, 2006